SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  June 30, 1998
                                                           -------------




                          AMERICAN BINGO & GAMING CORP.
                          -----------------------------
                            (Exact name of registrant
                          as specified in its charter)


       Delaware                     1-13530        74-2723809
-----------------------------  --------------  -------------------
 (State or other jurisdiction    (Commission    (I.R.S. Employer
      of incorporation)         File Number)   Identification No.)



1440 Charleston Highway, West Columbia, South Carolina      29169
-------------------------------------------------------  ----------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:  (803) 796-7875
                                                            --------------


                 515 Congress Avenue, Suite 1200, Austin, Texas 78701
                 ----------------------------------------------------
         (Former name or former address, if changed since last report.)

Item  5.          Other  Events.
-------           -------------

     On July 1, 1998, the Company announced that arrest warrants had been issued against Greg Wilson alleging misuse of Company resources during his tenure as the Chief Executive Officer of the Company. Following the issuance of the arrest warrants, Mr. Wilson was suspended without pay as an employee of the Company pending the outcome of the case. Mr. Wilson continues to serve as a member of the Company's Board of Directors.

     The Company has completed the relocation of its corporate headquarters from Austin, Texas to West Columbia, South Carolina. The Company's corporate headquarters are now located at 1440 Charleston Highway, West Columbia, South Carolina 29169. General counsel for the Company is Daniel J. Fritze with Nelson Mullins Riley & Scarborough, L.L.P. in Columbia, South Carolina.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN  BINGO  &  GAMING  CORP.
                                   ---------------------------------
                                   (Registrant)



                                   By:  /s/ Andre M. Hilliou
                                        ---------------------------------------
                                   Name:  Andre M. Hilliou
                                   Title: President and Chief Executive Officer


Dated:      July  2,  1998
         -----------------

                                INDEX TO EXHIBITS
                                -----------------

Exhibit                                                    Sequential
Number   Description                                       Page Number
-------  ------------------------------------------------  -----------

  99     Press Release dated July 1, 1998